GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Goldman Sachs ActiveBeta® Europe Equity ETF

Goldman Sachs ActiveBeta® International Equity ETF

Goldman Sachs ActiveBeta® Japan Equity ETF

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

(each a “Fund” and, together, the “Funds”)

Supplement dated April 11, 2024 to each

Summary Prospectus, dated December 29, 2023

Effective immediately, each Fund’s Summary Prospectus is revised as follows:

The following replaces in its entirety the sixth paragraph in the “Principal Investment Strategies” section in each Fund’s Summary Prospectus:

The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.

This Supplement should be retained with each Summary Prospectus for future reference.

ACTBETASUMSTK 04-24